Exhibit 99.4
TEN UNITED
NATIONS PLAZA
STATEMENTS OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED
DECEMBER 31,1996 AND THE SIX MONTHS ENDED JUNE 30, 1997

TEN UNITED NATIONS PLAZA
INDEX TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
--------------------------------------------------------------------------------
                                                                           PAGE

Report of Independent Accountants.........................................  14

Statements of Revenue and Certain Expenses:

     For the Year Ended December 31, 1996.................................  15

     For the Six Months Ended June 30, 1997 (unaudited)...................  16

     Notes to Statements of Revenue and Certain Expenses..................  17



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                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of Ocwen Asset Investment Corp.


We have audited the accompanying statement of revenue and certain expenses for the property known as Ten United Nations Plaza for the year ended December 31, 1996. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared using the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Ocwen Asset Investment Corp.) and is not intended to be a complete presentation of the revenues and expenses of the property known as Ten United Nations Plaza.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses for Ten United Nations Plaza on the basis described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



/s/ PricewaterhouseCoopers LLP
------------------------------
    PricewaterhouseCoopers LLP
    San Francisco, California
    January 6, 1999


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

TEN UNITED NATIONS PLAZA

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENEDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


REVENUE
   Base rents ....................................        $1,188,825
   Escalations and other revenue .................            86,024
                                                          ----------

                                                           1,274,849
                                                          ----------

CERTAIN EXPENSES
   Real estate and property taxes ................            82,189
   Utilities .....................................           109,618
   Janitorial ....................................           116,030
   Other operating expenses ......................           113,345
   Property management and administrative expenses           119,038
                                                          ----------

                                                             540,220
                                                          ----------

       Revenue in excess of certain expenses .....        $  734,629
                                                          ==========


      See accompanying notes to statements of revenue and certain expenses.

TEN UNITED NATIONS PLAZA

STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------


REVENUE
   Base rents ....................................        $  607,259
   Escalations and other revenue .................            55,123
                                                          ----------

                                                             662,382
                                                          ----------

CERTAIN EXPENSES
   Real estate and property taxes ................            41,421
   Utilities .....................................            50,591
   Janitorial ....................................            52,798
   Other operating expenses ......................            66,139
   Property management and administrative expenses            64,328
                                                          ----------

                                                             275,277
                                                          ----------

       Revenue in excess of certain expenses .....        $  387,105
                                                          ==========




      See accompanying notes to statements of revenue and certain expenses.

TEN UNITED NATIONS PLAZA

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES
DECEMBER 31, 1996

1.   ORGANIZATION AND OPERATION OF PROPERTY

For the purpose of the accompanying statements of revenue and certain expenses, Ten United Nations Plaza (the "Property") is an office building located in San Francisco, CA, which was acquired by Ocwen Asset Investment Corp. (the "Company") on September 3, 1997.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


     BASIS OF PRESENTATION
     The accompanying statements of revenue and certain expenses have been prepared on the accrual basis of accounting.

     The accompanying financial statements are not representative of the actual operations for the periods presented, as certain revenues and expenses which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Property have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Property. Expenses excluded consist of interest and other finance changes, depreciation of the building and improvements, amortization of organization and other intangible costs and other expenses not directly related to the future operations of the Property.

     INTERIM STATEMENTS
     The interim financial data for the six months ended June 30, 1997 is unaudited. However, in the opinion of the Property's management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim period. The results for the period presented are not necessarily indicative of the results to be expected for the full year or any other period.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REVENUE RECOGNITION
     Base rents are recognized on a cash basis which does not significantly vary from the accrual basis required under generally accepted accounting principles.

     REPAIRS AND MAINTENANCE
     Expenditures for maintenance and repairs are charged to operations as incurred. Betterments which improve or extend the life of the asset beyond its original condition are capitalized.

3.   LEASES

Leases for the Property have various remaining lease terms of up to 2002 with options to certain tenants for renewal. In addition to base rents, the leases provide for the tenants to pay their proportionate share of real estate taxes and operating expenses over base year amounts.

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For the year ended December 31, 1996, the San Francisco AIDS Foundation (the "SF
AIDS Foundation"), the Social Security Administration (the "SSA") and Union Bank accounted for 37%, 36% and 26%, respectively, of total base rents. For the six months ended June 30, 1997, the SF AIDS Foundation, the SSA and Union Bank
accounted  for  36%   (unaudited),   35%   (unaudited)   and  27%   (unaudited),
respectively, of total base rents. The San Francisco AIDS Foundation, SSA and Union Bank are no longer tenants of the Property.

As of December 31, 1998, only two tenants remain in the Property, comprising annual rental income of approximately $112,000. The leases related to the two remaining tenants expire October 31, 1999 and January 31, 2002.


4.   PROPERTY MANAGEMENT AND ADMINISTRATIVE EXPENSES

The Property incurs salary and benefit expenses for full-time employees. In addition, the Property incurred management fees which totaled $48,000 for the year ended December 31, 1996 and $24,000 for the six months ended June 30, 1997 (unaudited).